UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 29, 2008

CHINA ARCHITECTURAL ENGINEERING, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33709	51-05021250
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

105 Baishi Road, Jiuzhou West Avenue, Zhuhai 519070 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	0086-756-8538908

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2008, the Board of Directors of China Architectural Engineering, Inc. (the “Company”) appointed Bert Grisel as the Chief Financial Officer of the Company effective immediately to replace interim Chief Financial Officer Wang Xin.

Mr. Grisel, 45, has over 19 years of global financial management experience in various positions at ABN AMRO Bank N.V. Prior to joining the Company, Mr. Grisel served as Corporate Managing Director in ABN AMRO’s Global Clients Division since January 2005, where he was responsible for ABN AMRO’s Asian Global Industries sector. He also served as the head of ABN AMRO’s Global Real Estate Advisory Group since January 2006. His responsibilities included business development, mergers and acquisitions, equity, debt and hybrid capital market financing transactions for both public and private real estate companies. Mr. Grisel began his career at ABN AMRO in June 1989 as a corporate trainee, working in commercial banking and special credits before joining the firm’s investment banking division in May 1998 when he became a Senior Banker of Global Clients. From January 2001 to January 2003, Mr. Grisel served as the Executive Director of the Industrials Division of ABN AMRO’s Global Clients Division, and then served as the Executive Director and Head of the Industrials Division from January 2003 to January 2005. Mr. Grisel is a graduate of the University of Groningen in the Netherlands and holds a Masters Degree in business law.

Mr. Grisel is not related to any of the Company’s executive officers or directors, nor has he been a party to any transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

On October 29, 2008, the Company issued a press release announcing the appointment of Mr. Grisel as its Chief Finaicial Officer. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and the information therein is incorporated herein by reference.

The information reported under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, attached hereto, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description
99.1	Press Release dated October 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2008	CHINA ARCHITECTURAL ENGINEERING, INC.

By: /s/ Luo Ken Yi
Name: Luo Ken Yi
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 29, 2008.

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